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                                                                      EXHIBIT 23

                          INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statements No. 33-39102 and 333-01275 of Lancaster Colony Corporation on Form S-8 of our reports dated August 22, 2002, appearing in and incorporated by reference in this Annual Report on Form 10-K of Lancaster Colony Corporation for the year ended June 30, 2002.


/S/DELOITTE & TOUCHE LLP
------------------------
Deloitte & Touche LLP

Columbus, Ohio
September 23, 2002




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